Exhibit 10.7

TO:    PERFORMANCE SPORTS GROUP LTD. (the “Company”)
RE:    IRREVOCABLE ELECTION FOR DEFERRED SHARE UNIT PLAN

Reference is made to the Company’s Amended and Restated Directors’ Deferred Share Unit Plan dated as of October 14, 2014 (the “DSU Plan”). Capitalized terms used herein and not otherwise defined have the meaning given to such terms in the DSU Plan. You must complete the election below and return a signed copy to Amir Rosenthal, Chief Financial Officer, no later than , 2015.
The undersigned hereby irrevocably elects to receive _____% of his/her Directors’ Remuneration for the remainder of the Company’s current fiscal year (being all director fees (i.e, retainers, meeting fees) and other cash compensation payable for services as an independent contractor by the Company in respect of the services provided to the Company by the undersigned) in the form of Deferred Share Units. For US Participants, the deferral election will be effective only with respect to Director’s Remuneration payable in respect of services performed after the date the election form is received by the Company. The Company shall treat this election as an irrevocable election under section 2 of the DSU Plan as required from time to time by the DSU Plan. This election shall continue to apply for all subsequent fiscal years, unless and until changed or revoked in accordance with the provisions of the DSU Plan.
[Remainder of page intentionally left blank. Signature page follows.]

Exhibit 10.7

DATED at _______________ this ____ day of ____________, 2015.

Witness	Name:

[Performance Sports Group Ltd. – Irrevocable Election DSU Plan]